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                               Janus Aspen Series

                             Mid Cap Value Portfolio

                              Institutional Shares
                                 Service Shares

                       Supplement dated December 31, 2008
                       to Currently Effective Prospectuses

At a Special Meeting of Shareholders of Mid Cap Value Portfolio (the "Portfolio") held on October 30, 2008, shareholders of the Portfolio approved a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Portfolio, and Perkins Investment Management LLC ("Perkins"), the subadviser to the Portfolio. In addition, shareholders of the Portfolio also approved an amended and restated investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, so that Janus Capital, rather than the Fund, is obligated to compensate any subadviser engaged by Janus Capital from the Portfolio to Janus Capital.

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (the "Acquisition"), increasing its interest from 30% to 80%. Perkins was formerly known as Perkins, Wolf, McDonnell and Company, LLC and changed its name to Perkins Investment Management LLC upon the closing of the Acquisition. With the Acquisition completed and shareholders of the Portfolio having approved the new subadvisory agreement, Perkins will remain the Portfolio's subadviser. Perkins expects to provide the same level of services under the new subadvisory agreement as it provided under the prior subadvisory agreement.

In connection with the Acquisition, the Portfolio has changed its name to "Janus Aspen Perkins Mid Cap Value Portfolio." All references to Perkins, Wolf, McDonnell and Company, LLC and the Portfolio in the Prospectus are changed as indicated above.

                Please retain this Supplement with your records.

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                               Janus Aspen Series

                          Small Company Value Portfolio

                                 Service Shares

                       Supplement dated December 31, 2008
                       to Currently Effective Prospectuses

At a Special Meeting of Shareholders of Small Company Value Portfolio (the "Portfolio") held on October 30, 2008, shareholders of the Portfolio approved a subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Portfolio, and Perkins Investment Management LLC ("Perkins"), appointing Perkins as the subadviser to the Portfolio.

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (the "Acquisition"), increasing its interest from 30% to 80%. With the Acquisition completed and shareholders of the Portfolio having approved the subadvisory agreement, effective December 31, 2008, Perkins will become the Portfolio's subadviser. Perkins has been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Jakob Holm, the Portfolio's current portfolio manager, will continue as portfolio manager of the Portfolio immediately following the Acquisition. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided.

In connection with the Acquisition, the Portfolio has changed its name to "Janus Aspen Perkins Small Company Value Portfolio." All references to Perkins and the Portfolio in the Prospectus are changed as indicated above.

At the Special Meeting, shareholders of the Portfolio also approved an amended investment advisory agreement ("Advisory Agreement") between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, changing the Portfolio's investment advisory fee structure from an annual fixed rate of 0.74% of average daily net assets to an annual rate of 0.74% that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the Portfolio's benchmark index, the Russell 2000(R) Value Index.

Under the Advisory Agreement, the investment advisory fee to be paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee at the annual rate of 0.74% to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until January 2010. For each month up to 36 months following January 2010, the performance measurement period will be equal to the time that has elapsed, until January 2012, when the performance measurement period will be a rolling 36-month period.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement and Advisory Agreement was included in the Portfolio's proxy statement, dated August 27, 2008, and will be made available in the Portfolio's next shareholder report.

                Please retain this Supplement with your records.